EXHIBIT 99.1

Inspiring Confidence in e-Business September 2004 ? 2004 RSA Security Inc. All rights reserved

Risk Statements Various remarks that we may make about the Company's future expectations, plans and prospects constitute forward-looking statements. Actual results may differ materially from those indicated by these forward- looking statements as a result of various important factors, including those discussed in the Company's most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. 3

This presentation contains forward-looking statements about RSA Security's strategy and plans for the future, as well as the potential size of the market for RSA Security's products. These statements involve a number of risks and uncertainties that could cause RSA Security's plans to change or that could impact the success of the Company's strategy or the size of the potential market. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are the uncertain economic climate, which could cause RSA Security to delay or even cancel some of its product development plans and could also reduce the size of the market for the Company's products; delays or technical difficulties in developing RSA Security's products or executing its strategy; competitive 5 Risk Statements (2 of 3)

pressures or quality or security failures in the products, which could make RSA Security's products obsolete or difficult to sell; changes in customer requirements, failure of the market to accept new technologies or technological changes in the computer industry, any of which could impact the size of the RSA Security's market or impact the Company's strategy; and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10^K and filed on March 8, 2004 and Form 10-Q filed on August 5, 2004. Risk Statements (3 of 3) 7

Agenda Business Overview & Strategy Financial Performance Investment Summary 9

RSA Security's Vision Inspire everybody to confidently experience the promise and power of the Internet. 11

RSA Security's Value RSA Security's value is its ability to help organizations protect their information and manage the identities of the people and applications accessing and exchanging it. 13

Leadership in e-Security 2 decades dedicated to identity and access management World leader in strong two-factor authentication serving 15,000 organizations World leader in embedded security with over 1 billion units of software shipped with RSA Security technology inside Industry-leading initiatives, including RSA(r) Conference and RSA Laboratories Leading critical industry standards development Liberty Alliance Project SAML PKCS DRM RFID 15

RSA Security Solutions Secure Mobile & Remote Access Secure Mobile & Remote Access Secure Enterprise Access Secure Enterprise Access Secure Transactions Secure Transactions Identity & Access Management Identity & Access Management 17 17 Consumer Authentication Consumer Authentication

Secure Mobile and Remote Access Results Revenue from RSA SecurID(r) products increased 20% in 2003 Added 2,800 new customers in 2003 Added 1,500 new customers in 1H 2004 Expanded distribution strategy to grow RSA SecurID product line Penetrating SMB and enterprise markets through our VAR channel Added Ingram Micro as distribution partner Opportunities Companies are moving away from weak and costly passwords Enterprise remote access users are growing 72 Million estimated remote access users 18 Million estimated remote access users (25%) strongly authenticate 12 Million active RSA Security remote access users today 19

Identity & Access Management Results Q2 2004 RSA ClearTrust(r) Revenue of $6M, up 94% Y/Y Delivering RSA ClearTrust software v 5.5 Federated Identity Module gives RSA Security a leading position in the market Advanced User Management Module enhancements "Accelerated I&AM Delivery Solution" RSA Security selected by Accenture as key technology provider in its I&AM go to market Solution utilizes RSA ClearTrust software and Thor Xellerate(r) software Opportunities RSA Security offering a comprehensive I&AM solution Strategic partnership with Thor for provisioning Web-enablement of applications still in early stages 21

Secure Enterprise Access Results 1H 2004 Revenue of $6.1M, up 74% Y/Y 225 initial deployments in place for RSA Security smart card & USB token solutions Opportunities More assets and applications being opened to employees Companies placing more importance on protecting assets inside the firewall RSA SecurID for Microsoft(r) Windows(r) solution RSA Sign-on Manager 23

Secure Transactions Results 1H 2004 RSA BSAFE(r) Revenue of $12.1M, up 12% Y/Y Managing business for profitability and growth Opportunities Compliance requirements at federal, state and industry level in key vertical markets: Government, Financial Services, Healthcare Transaction security becoming more important Customer need for embedded security that is FIPs-certified and supported by a reputable vendor 25

Consumer Authentication Mission Provide consumers with a safe and simple online identity via strong authentication and identity federation solutions Results Implemented consumer banking solution with leading bank Currently in beta with major consumer ISP with strong authentication solution Currently implementing RSA Federated Identity Manager within online consumer marketplace Opportunities Millions of internet users are victims of identity theft, phishing and account takeovers Key consumer segments: online portals, online brokerage, consumer banking, and online retailers Complexity of multiple user accounts & individual sign-on experience impeding online experience of consumers 27

Seamless Solutions Solutions are designed to fit seamlessly into heterogeneous environments 1,000+ technology partner relationships around the world Commitment to implementing industry standards within our product offerings World-class services organization to support any environment 29

Worldwide Distribution & Operations Sales operations and affiliates in 45 countries Distribution with 1,800 Channel Partners WW RSA Sales & Marketing Team of 390 Technical & Professional Services 24/7 "Follow the Sun" Support WW RSA Services Team of 120 Sales & Professional Services Customer Support 31

Advancing e-Business Transforming e-security into a business enabler Thousands of customers worldwide 86% of the Fortune 100 66% of the Fortune 500 88% of the world's top 50 banks 33

Distance from Core Business Change from Existing Business Systems Identity & Access Management Secure Mobile & Remote Access RSA Security Strategic Initiatives Core Transformation New Business Creation Core Value Maximization Adjacency Extension 35 Secure Enterprise Access Secure Transactions Consumer

Distance from Core Business Change from Existing Business Systems Identity & Access Management Secure Mobile & Remote Access RSA Security Strategic Initiatives Core Transformation New Business Creation Core Value Maximization Adjacency Extension 37 Secure Enterprise Access Secure Transactions Consumer

Agenda Business Overview & Strategy Financial Performance Investment Summary 39

Q2 2004 Financial Results Strong Q2 Operating Metrics Revenues increased to $75.6M Increased 19% versus prior year Product & Service Backlog @ $16M Above Q2 guidance of $71-74M GAAP Earnings per share $.12 Above Q2 guidance of $.09-.11/sh Cash increased by $26M to $245M DSO of 42 days Cash Flow from Operations $.30/sh Deferred Revenue Increased to $40M $ in Millions $63.4 $75.6 $58.3 5.1 $68.7 6.8 0 10 20 30 40 50 60 70 Q2, 2003 Revenue Q2, 2004 Revenue Enterprise Developer

Revenue Trends Q1 2002-Q2 2004 43 Nine quarters of sequential revenue growth Q2 2004 Revenue increased 19% vs. Prior Year Developer Enterprise $millions $55.5 $56.6 $59.0 $61.0 $61.3 $63.4 $64.5 $70.7 $72.0 $48.8 $6.7 $49.5 $7.1 $53.4 $5.6 $52.9 $8.1 $55.5 $5.8 $58.3 $5.1 $57.1 $7.4 $64.9 $5.8 $66.6 $5.4 $68.8 $6.8 $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 $55.5 $56.6 $59.0 $61.0 $61.3 $63.4 $64.5 $70.7 $72.0 $75.6

Operating Results Q1 2003 - Q2 2004 45 45

Key Metrics
Q1 2003 — Q2 2004

	Q1 03	Q2 03	Q3 03	Q4 03	Q1 04	Q2 04
Book to Bill Ratio	1.0	1.1	1.0	1.1	1.0	1.1
Product & Svcs Backlog	$ 8M	$ 10M	$ 11M	$ 15M	$ 13M	$ 16M
Deferred Revenue	$ 31M	$ 33M	$ 31M	$ 35M	$ 39M	$ 40M
Authenticators Shipped (000's)	699	744	764	829	901	857
ASP on Authenticators	$42	$42	$41	$42	$41	$41

RSA SECURITY
© 2004 RSA Security Inc. All rights reserved
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Financial Results Balance Sheet Summary 49 $ in millions Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Cash & Mkt Securities 103.0 $ 115.4 $ 129.4 $ 191.2 $ 207.3 $ 219.0 $ 244.7 $ Account Receivable, net 35.7 28.9 26.7 30.8 33.3 38.5 34.8 Inventory 2.3 2.0 2.5 4.1 4.0 3.5 3.8 Refundable income taxes 57.6 57.6 57.6 5.8 11.1 9.2 9.2 Total Assets 482.8 482.0 490.0 502.0 529.6 541.0 562.0 Convertible Debt 77.5 77.8 78.2 78.5 78.9 78.9 69.6 Total Equity 263.4 $ 267.0 $ 276.6 $ 289.4 $ 308.8 $ 324.8 $ 352.3 $ DSO 54 44 39 45 44 49 42

Financial Performance P&L % of Revenue Q1 2003 - Q2 2004 51 Longer Term Q1 Q2 Q3 Q4 TY Q1 Q2 Target % of Revenues 100% 100% 100% 100% 100% 100% 100% 100% Gross Margin 79 80 80 80 80 81 82 80-82 Operating Expenses R&D 21 21 21 20 21 20 20 18-20 Sales & Marketing 37 37 36 35 36 37 36 32-35 G&A 16 13 12 11 13 11 11 10-12 Total Operating Expenses 74% 71% 70% 66% 70% 68% 67% 60-65% Income from Operations 5% 9% 10% 14% 10% 13% 15% 17-20% GAAP FY 2003 GAAP FY 2004

Investment Summary Strong and growing market leadership position Growth opportunities in core and adjacent markets Increasing need for I&AM and strong security as companies web-enable their businesses Proven products and technology Increasing leverage in our operating model Focus on driving cash flow, profitability and revenue Building Shareholder Value and Confidence 53